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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint NORMAN H. WESLEY, MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Fortune Brands, Inc. for the fiscal year ended December 31, 2002, and any and all amendments thereto:

        Signature                        Title                      Date

 /s/ Norman H. Wesley
 ----------------------          Chairman of the Board        February 25, 2003
     Norman H. Wesley             and Chief Executive
                                  Officer (principal
                                 executive officer) and
                                       Director

 /s/ Craig P. Omtvedt
 ----------------------          Senior Vice President        February 25, 2003
     Craig P. Omtvedt             and Chief Financial
                                  Officer (principal
                                  financial officer)

 /s/ Nadine A. Heidrich
 ----------------------           Vice President and          February 25, 2003
    Nadine A. Heidrich           Corporate Controller
                                (principal accounting
                                       officer)

 /s/ Patricia O. Ewers
 ----------------------                Director               February 24, 2003
    Patricia O. Ewers

 /s/ Thomas C. Hays
 ----------------------                Director               February 24, 2003
    Thomas C. Hays

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 /s/ John W. Johnstone, Jr.
 --------------------------            Director               February 24, 2003
 John W. Johnstone, Jr.

 /s/ Gordon R. Lohman
 ----------------------                Director               February 24, 2003
    Gordon R. Lohman

 /s/ Eugene A. Renna
 ----------------------                Director               February 24, 2003
     Eugene A. Renna

 /s/ J. Christopher Reyes
-------------------------              Director               February 24, 2003
  J. Christopher Reyes

 /s/ Anne M. Tatlock
 ----------------------                Director               February 28, 2003
     Anne M. Tatlock

 /s/ David M. Thomas
 ----------------------                Director               February 24, 2003
     David M. Thomas

 /s/ Peter M. Wilson
 ----------------------                Director               February 25, 2003
     Peter M. Wilson